UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2011

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 405-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.07	Submissions of Matters to a Vote of Security Holders.

The 2011 Annual General Meeting of Shareholders of AXIS Capital Holdings Limited (the “Company”) was held on May 5, 2011. Proxies with regard to the matters voted upon at the Annual General Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual General Meeting and the results of voting on each such matter.

(a)	The election of the Class II Directors named below to serve until the 2014 Annual General Meeting of Shareholders. There was no solicitation in opposition to any of the nominees listed in the proxy statement and all of the nominees were elected.

Director Name	For	Withheld	Broker Non-Votes

Robert L. Friedman	87,685,315	7,120,206	6,329,079

Donald J. Greene	93,144,626	1,660,895	6,329,079

Cheryl-Ann Lister	93,825,363	980,158	6,329,079

Thomas C. Ramey	93,153,076	1,652,445	6,329,079

Wilhelm Zeller	93,869,126	936,395	6,329,079

(b)	The shareholders approved, in a non-binding vote, the compensation of our named executive officers as set forth in the table below.

For	Against	Abstain	Broker Non-Votes
91,555,132	3,216,139	34,250	6,329,079

(c)	The shareholders voted, in a non-binding vote, on whether a shareholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years as set forth in the table below.

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Votes
83,939,618	2,414,504	8,346,145	105,254	6,329,079

As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a shareholder vote to approve the compensation of Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

(d)	The approval of the appointment of Deloitte & Touche Ltd. to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and to authorize the Board of Directors, acting through the Audit Committee, to set the fees for the independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
99,905,737	404,510	824,353	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2011

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr. General Counsel